UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23377)

Tidal ETF Trust
(Exact name of registrant as specified in charter)

898 N. Broadway, Suite 2
Massapequa, New York 11758
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal ETF Trust

898 N. Broadway, Suite 2

Massapequa, New York 11758
(Name and address of agent for service)

(844) 986-7676

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Item 1. Reports to Stockholders.

(a)

Annual Report

March 31, 2022

SonicShares™ Airlines, Hotels, Cruise Lines ETF

Ticker: TRYP

SonicShares™ Global Shipping ETF

Ticker: BOAT

This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

1

SonicShares™ ETFs

Shareholder LetteR

Market Commentary

U.S. equity markets stabilized and grew during 2021 as Covid-19 vaccines became widespread in developed economies but began to falter in the beginning of 2022 primarily due to the potential of the Federal Reserve’s warning of interest rate hikes in the face of widespread inflation. Additionally, global markets began to grind lower in early 2022 amid a constrained global supply chain and due to the Russian invasion of Ukraine, which occurred near the end of February 2022. While most global economies were modestly to fully reopened in 2021, the threat of lingering Covid-19 outbreaks, such as the Omicron variant, led to cautious optimism throughout the investing world. All of the factors mentioned here led to volatile trading in industries directly involved with the world economy such as shipping and tourism.

The information presented in this report relates to each Fund’s performance for the fiscal period ended March 31, 2022 (the “fiscal period”).

The SonicSharesTM Airlines, Hotels, Cruise Lines ETF

The SonicSharesTM Airlines, Hotels, Cruise Lines ETF (“TRYP”) seeks to track the performance, before fees and expenses, of the Solactive Airlines Hotels Cruise Lines Index (the “TRYP Index”).

Index Description:

The TRYP Index holds globally-listed stocks of companies that meet minimum market-cap and liquidity requirements, and derive at least 50% of their revenue from any of the three business segments (airlines, hotels and cruise lines). Within each segment, the three stocks with the largest market-cap are each given 4.5% allocation in the portfolio. Remaining securities are weighted by market-cap, subject to a 4% single security cap and a liquidity cap.

The TRYP Index’s innovative design ensures that all three business segments are well represented in TRYP. The TRYP Index tracks travel companies like Delta, American, United, Southwest, Marriott, Host, Hilton, Hyatt, Royal Caribbean, Norwegian Cruise and Carnival. The TRYP Index is rebalanced semi-annually.

Fund Description:

TRYP is a travel and leisure fund that focuses on three business segments: airlines, hotels and cruise lines. TRYP seeks to track the performance of the TRYP Index.

Performance Overview:

During the fiscal period (since inception on 5/12/21), TRYP generated a total return of -7.13% (NAV) and -7.00% (Market). This compares to the -6.27% total return of the TRYP Index, and the 12.92% total return of the benchmark, the S&P 500 Total Return Index, for the same period.

From a sector perspective, based on performance attribution to the overall portfolio, Real Estate was the leading contributor, while Industrials and Consumer Discretionary were the leading detractors.

Reviewing individual stocks based on performance attribution to the overall portfolio, leading contributors included Hilton Worldwide, Marriot Intl, and Host Hotels & Resorts. Conversely, the leading detractors included Huazhu Group, Intl Consolidated Airlines, and Ryanair Holdings.

The SonicSharesTM Global Shipping ETF

The SonicSharesTM Global Shipping ETF (“BOAT”) seeks to track the performance, before fees and expenses, of the Solactive Global Shipping Index (the “BOAT Index”).

Index Description:

The BOAT Index screens for globally-listed companies that derive significant revenue from cargo shipping, dry-bulk shipping, and oil and natural gas transport. Eligible companies must meet minimum investability and liquidity requirements including a minimum market capitalization of $250 million. The resulting portfolio is ranked by market-cap, with the top eight stocks allocated 5% portfolio weight

2

SonicShares™ ETFs

each. Remaining securities are weighted by market-cap, subject to a 4% single security cap and a liquidity cap. The BOAT Index is rebalanced semi-annually.

The BOAT Index consists of global shipping companies engaged in the maritime transportation of goods and raw materials, including consumer and industrial products, vehicles, dry bulk, crude oil and liquefied natural gas. Maritime shipping is considered the lifeline of the U.S. and global economies, as around 90% of the world’s trade is carried by sea. With the economy’s continued reliance on world trade, just-in-time manufacturing and inventory management, global dependence on maritime shipping should continue, which in turn should benefit shipping company stocks.

Fund Description:

BOAT is passively managed to provide pure-play exposure to the water transportation industry. BOAT seeks to track the performance of the BOAT Index.

Performance Overview:

During the fiscal period (since inception on 8/3/21), BOAT generated a total return of 43.59% (NAV) and 43.27% (Market). This compares to the 35.66% total return of the BOAT Index, and the 3.41% total return of the benchmark, the S&P 500® Total Return Index, for the same period.

From a sector perspective, based on performance attribution to the overall portfolio, Industrials and Energy were the leading contributors, while Information Technology, Financials, and Communication Services were the leading detractors.

Outperformance is attributable in part due to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Reviewing individual stocks based on performance attribution to the overall portfolio, leading contributors included, Zim Integrated Shipping, Kawasaki Kisen Kaisha, and Mitsui Osk Lines. Conversely, the leading detractors included DFDS, SITC Intl Holdings, and Silvergate Capital.

Past performance does not guarantee future results.

Must be preceded or accompanied by a prospectus.

Investors buy and sell ETF shares through a brokerage account or an investment advisor. Like ordinary stocks, brokerage commissions, and/or transaction costs or service fees may apply. Please consult your broker or financial advisor for their fee schedule.

There is no guarantee that a Fund’s investment strategy will be successful. Shares may trade at a premium or discount to their NAV in the secondary market, and a Fund’s holdings and returns may deviate from those of its Index. These variations may be greater when markets are volatile or subject to unusual conditions. A high portfolio turnover rate increases transaction costs, which may increase a Fund’s expenses. The Funds are newer and each has a limited operating history. You can lose money on your investment in a Fund. Investments in foreign securities may involve risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation.

The S&P 500® Total Return Index is an index of 500 large-capitalization companies selected by Standard & Poor’s Financial Services LLC. It is not possible to invest directly in an index. Holdings are subject to change.

Shareholder LetteR (Continued)

3

SonicShares™ ETFs

Total Returns for the Periods Ended March 31, 2022:	Six-Months	Since Inception (5/12/2021)	Ending Value (3/31/2022)
SonicShares™ Airlines, Hotels, Cruise Lines ETF - NAV	-5.17%	-7.13%	$9,287
SonicShares™ Airlines, Hotels, Cruise Lines ETF - Market	-5.19%	-7.00%	9,300
Solactive Airlines, Hotels, Cruise Lines Index	-4.89%	-6.27%	9,373
S&P 500® Total Return Index	5.92%	12.92%	11,292

This chart illustrates the performance of a hypothetical $10,000 investment made on May 12, 2021 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (833) 378-0717. The Fund’s expense ratio is 0.75% (as of the Fund’s most recently filed Prospectus).

SONICSHARES™ AIRLINES, HOTELS, CRUISE LINES ETF PERFORMANCE SUMMARY (Unaudited)

4

SonicShares™ ETFs

SONICSHARES™ GLOBAL SHIPPING ETF PERFORMANCE SUMMARY (Unaudited)

Total Returns for the Periods Ended March 31, 2022:	Six-Months	Since Inception (8/03/2021)	Ending Value (3/31/2022)
SonicShares™ Global Shipping ETF - NAV	26.85%	43.59%	$14,359
SonicShares™ Global Shipping ETF - Market	27.09%	43.27%	14,327
Solactive Global Shipping Index	23.96%	35.66%	13,566
S&P 500® Total Return Index	5.92%	3.41%	10,341

This chart illustrates the performance of a hypothetical $10,000 investment made on August 3, 2021 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (833) 378-0717. The Fund’s expense ratio is 0.69% (as of the Fund’s most recently filed Prospectus).

5

SonicShares™ ETFs

SONICSHARES™ AIRLINES, HOTELS, CRUISE LINES ETF PORTFOLIO ALLOCATION at March 31, 2022

Sector	% of Net Assets
Consumer (Cyclical)	84.0%
Financial	15.1
Industrial	0.7
Cash & Cash Equivalents(1)	0.2
100.0%

SONICSHARES™ GLOBAL SHIPPING ETF PORTFOLIO ALLOCATION at March 31, 2022

Sector/Security Type	% of Net Assets
Industrial	98.0%
Cash & Cash Equivalents(2)	1.3
Consumer (Non-Cyclical)	0.4
Energy	0.3
100.0%

(1)Represents cash, short-term investments and liabilities in excess of other assets.

(2)Represents cash, short-term investments and other assets in excess of liabilities.

SonicShares™ Airlines, Hotels, Cruise Lines ETF

6

The accompanying notes are an integral part of these financial statements.

	Shares	Value
Common Stocks – 99.5%
Aerospace/Defense – 0.7%
Joby Aviation, Inc. (1)(2)	13,293	$88,000
Airlines – 41.8%
Air Canada (2)	1,896	36,810
Air China Ltd. – H Shares (2)	100,981	70,790
Air France–KLM (1)(2)	14,168	64,538
Alaska Air Group, Inc. (2)	2,758	159,992
Allegiant Travel Co. (2)	398	64,631
American Airlines Group, Inc. (1)(2)	27,443	500,835
ANA Holdings, Inc. (1)(2)	10,675	225,681
Cathay Pacific Airways Ltd. (2)	142,487	140,278
China Eastern Airlines Corp. Ltd. – H Shares (2)	114,573	38,623
China Southern Airlines Co. Ltd. – H Shares (2)	94,615	55,092
Copa Holdings SA – Class A (1)(2)	694	58,046
Delta Air Lines, Inc. (2)	14,638	579,226
Deutsche Lufthansa AG (1)(2)	26,227	214,716
easyJet PLC (2)	16,674	122,195
Frontier Group Holdings, Inc. (1)(2)	4,755	53,874
Hanjin Kal Corp. (2)	1,457	74,410
International Consolidated Airlines Group SA (2)	109,798	205,631
Japan Airlines Co. Ltd. (2)	9,614	181,389
JET2 PLC (2)	4,740	71,459
JetBlue Airways Corp. (2)	7,013	104,844
Korean Air Lines Co Ltd. (2)	7,593	189,191
Qantas Airways Ltd. (2)	41,581	162,683
Ryanair Holdings PLC – ADR (2)	5,633	490,747
Singapore Airlines Ltd. (2)	65,556	266,419
SkyWest, Inc. (2)	1,113	32,110
Southwest Airlines Co. (2)	11,829	541,768
Spirit Airlines, Inc. (2)	2,367	51,766
United Airlines Holdings, Inc. (2)	11,449	530,776
Wizz Air Holdings PLC (2)	2,257	85,941
		5,374,461
Entertainment – 1.1%
Marriott Vacations Worldwide Corp.	938	147,922
Leisure Time – 15.7%
Carnival Corp. (1)(2)	29,979	606,175
Fosun Tourism Group (2)(3)	27,373	38,658
Norwegian Cruise Line Holdings Ltd. (1)(2)	27,992	612,465
Royal Caribbean Cruises Ltd. (2)	7,786	652,311
TUI AG (1)(2)	35,370	112,750
		2,022,359

	Shares	Value
Lodging – 25.1%
Accor SA (2)	5,773	$187,753
Choice Hotels International, Inc.	1,225	173,656
Hilton Grand Vacations, Inc. (2)	2,638	137,202
Hilton Worldwide Holdings, Inc. (2)	3,842	582,985
Huazhu Group Ltd. – ADR	11,722	386,709
Hyatt Hotels Corp. – Class A (2)	1,107	105,663
InterContinental Hotels Group PLC	7,891	539,227
Marriott International Inc. (2)	3,552	624,264
Resorttrust, Inc.	2,373	40,920
Travel + Leisure Co.	1,900	110,086
Whitbread PLC (2)	4,496	169,125
Wyndham Hotels & Resorts, Inc.	2,040	172,768
		3,230,358
Real Estate Investment Trusts (REITs) – 15.1%
Apple Hospitality REIT, Inc.	5,038	90,533
DiamondRock Hospitality Co. (2)	4,619	46,652
Host Hotels & Resorts, Inc.	30,192	586,631
Japan Hotel REIT Investment Corp.	98	50,302
MGM Growth Properties, LLC – Class A	3,440	133,128
Park Hotels & Resorts, Inc.	5,188	101,322
Pebblebrook Hotel Trust	2,882	70,551
RLJ Lodging Trust	3,669	51,660
Ryman Hospitality Properties, Inc. (2)	1,212	112,437
Service Properties Trust	3,641	32,150
Sunstone Hotel Investors, Inc. (2)	4,826	56,850
VICI Properties, Inc.	19,567	556,877
Xenia Hotels & Resorts, Inc. (2)	2,519	48,591
		1,937,684
Total Common Stocks
(Cost $13,251,817)		12,800,784

Preferred Stocks – 0.3%
Airlines – 0.3%
Azul SA (2)	7,371	37,026
Total Preferred Stocks
(Cost $37,152)		37,026

Short–Term Investments – 0.1%
Money Market Funds – 0.1%
First American Government Obligations Fund – Class X, 0.190% (3)	12,504	12,504
Total Short–Term Investments
(Cost $12,504)		12,504

SCHEDULE OF INVESTMENTS at March 31, 2022

SonicShares™ Airlines, Hotels, Cruise Lines ETF

7

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at March 31, 2022 (Continued)

	Shares	Value
Investments Purchased with Collateral From Securities Lending – 18.2%
Mount Vernon Liquid Assets Portfolio, LLC, 0.410% (3)	2,335,581	$2,335,581
Total Investments Purchased with Collateral From Securities Lending
(Cost $2,335,581)		2,335,581

Total Investments in Securities – 118.10%
(Cost $15,637,054)		15,185,895
Liabilities in Excess of Other Assets – (18.10)%		(2,323,471)
Total Net Assets – 100.00%		$12,862,424

(1)This security or a portion of this security was out on loan as of March 31, 2022. Total loaned securities had a value of $2,301,414 or 17.9% of net assets as of March 31, 2022. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(2)Non-income producing security.

(3)The rate shown is the annualized seven-day effective yield as of March 31, 2022.

SonicShares™ Global Shipping ETF

8

The accompanying notes are an integral part of these financial statements.

	Shares	Value
Common Stocks – 98.7%
Commerical Services – 0.4%
Inui Global Logistics Co. Ltd.	7,323	$121,150
Energy – Alternate Sources – 0.3%
Eneti, Inc.	10,555	67,024
Transportation – 98.0%
2020 Bulkers Ltd.	6,249	86,474
AP Moller – Maersk A/S – Class B	399	1,215,737
Atlas Corp.	65,809	966,076
Avance Gas Holding Ltd.	21,368	88,463
BW LPG Ltd.	39,185	270,898
COSCO SHIPPING Development Co. Ltd – H Share	1,031,171	209,357
COSCO SHIPPING Energy Transportation Co. Ltd. – H Share	363,547	168,511
COSCO SHIPPING Holdings Co. Ltd. – H Shares (1)	710,492	1,239,283
Costamare, Inc.	32,134	547,885
D/S Norden A/S	10,994	388,758
Danaos Corp.	5,402	554,137
Dfds A/S	20,103	867,225
DHT Holdings, Inc.	44,037	255,415
Diana Shipping, Inc.	23,132	124,913
Dorian LPG Ltd.	10,528	152,551
Eagle Bulk Shipping, Inc.	3,565	242,812
Euronav NV	104,896	1,127,204
FLEX LNG Ltd.	14,942	420,372
Frontline Ltd. (1)	51,847	456,254
Genco Shipping & Trading Ltd.	10,996	259,725
Global Ship Lease, Inc.	9,516	271,111
Golden Ocean Group Ltd.	57,556	718,792
Grindrod Shipping Holdings Ltd.	5,032	128,014
Hapag–Lloyd AG	4,728	1,665,500
Heung–A Shipping Co Ltd. (1)	67,301	161,582
HMM Co Ltd.	53,830	1,294,620
International Seaways, Inc.	13,294	239,824
Kawasaki Kisen Kaisha Ltd.	20,138	1,330,643
KNOT Offshore Partners L.P.	8,631	145,950
Matson, Inc.	11,042	1,331,886
Mitsui OSK Lines Ltd.	56,742	1,598,827
MPC Container Ships ASA	122,655	415,209
Navios Maritime Partners L.P.	7,920	278,784
Nordic American Tankers Ltd.	42,850	91,270
NS United Kaiun Kaisha Ltd.	6,732	233,505
Orient Overseas International Ltd.	62,776	1,678,537
Pacific Basin Shipping Ltd.	1,350,030	732,644
Pan Ocean Co. Ltd.	208,227	1,200,864

	Shares	Value
Transportation – 98.0% (Continued)
Safe Bulkers, Inc.	31,901	$151,849
Scorpio Tankers, Inc.	15,309	327,306
SFL Corp. Ltd.	36,335	369,890
SITC International Holdings Co. Ltd.	313,466	1,110,744
Star Bulk Carriers Corp.	42,655	1,266,427
Teekay Corp. (1)	27,468	87,074
Teekay Tankers Ltd. – Class A (1)	7,659	106,001
Wallenius Wilhelmsen ASA (1)	102,599	761,514
ZIM Integrated Shipping Services Ltd.	20,644	1,501,025
		28,841,442
Total Common Stocks – 98.7%
(Cost $27,108,918)		29,029,616

Total Investments in Securities – 98.7%
(Cost $27,108,918)		29,029,616
Other Assets in Excess of Liabilities – 1.3%		396,723
Total Net Assets – 100.0%		$29,426,339

(1)Non-income producing security.

SCHEDULE OF INVESTMENTS at March 31, 2022

9

The accompanying notes are an integral part of these financial statements.

SonicShares ETFs

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2022

	SonicShares™ Airlines, Hotels, Cruise Lines ETF		SonicShares™ Global Shipping ETF

Assets:
Investments in securities, at value (Note 2)	$15,185,895	(1)	$29,029,616
Receivables:
Investment securities sold	85,431		—
Dividends and interest	19,832		517,476
Securities lending (Note 5)	816		—
Total assets	15,291,974		29,547,092

Liabilities:
Collateral received from securities lending (Note 5)	2,335,581		—
Payables:
Due to custodian	—		104,999
Investment securities purchased	86,293		—
Management fees (Note 4)	7,676		15,754
Total liabilities	2,429,550		120,753
Net Assets	$12,862,424		$29,426,339

Components of Net Assets:
Paid-in capital	$13,629,847		$27,515,409
Total distributable (accumulated) earnings (losses)	(767,423)		1,910,930
Net assets	$12,862,424		$29,426,339

Net Asset Value (unlimited shares authorized):
Net assets	$12,862,424		$29,426,339
Shares of beneficial interest issued and outstanding	2,770,000		850,000
Net asset value	$4.64		$34.62

Cost of investments	$15,637,054		$27,108,918

(1)Includes loaned securities with a value of $2,301,414.

10

The accompanying notes are an integral part of these financial statements.

SonicShares ETFs

STATEMENTS OF OPERATIONS For the Period Ended March 31, 2022

	SonicShares™ Airlines, Hotels, Cruise Lines ETF (1)	SonicShares™ Global Shipping ETF (2)

Investment Income:
Dividend income (net of foreign withholding tax of $106 and $60,186, respectively)	$30,048	$1,042,241
Interest income	4	21
Securities lending income (Note 5)	3,427	—
Total investment income	33,479	1,042,262

Expenses:
Management fees (Note 4)	46,791	58,932
Total expenses	46,791	58,932
Net investment income (loss)	(13,312)	983,330

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(251,644)	1,113,316
Foreign currency transactions	(11)	(3,478)
Change in net unrealized appreciation/depreciation on investments and foreign currency transactions	(451,158)	1,921,698
Net realized and unrealized gain (loss) on investments	(702,813)	3,031,536
Net increase (decrease) in net assets resulting from operations	$(716,125)	$4,014,866

(1)The Fund commenced operations on May 12, 2021. The information presented is from May 12, 2021 to March 31, 2022.

(2)The Fund commenced operations on August 3, 2021. The information presented is from August 3, 2021 to March 31, 2022.

11

The accompanying notes are an integral part of these financial statements.

SonicShares™ Airlines, Hotels, Cruise Lines ETF

STATEMENT OF CHANGES IN NET ASSETS

Period Ended March 31, 2022 (1)

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$(13,312)
Net realized gain (loss) on investments and foreign currency transactions	(251,655)
Change in net unrealized appreciation/depreciation on investments and foreign currency transactions	(451,158)
Net increase (decrease) in net assets resulting from operations	(716,125)

Distributions to Shareholders:
Net distributions to shareholders	—

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (2)	13,578,549
Total increase (decrease) in net assets	12,862,424

Net Assets:
Beginning of period	—
End of period	$12,862,424

(1)The Fund commenced operations on May 12, 2021. The information presented is from May 12, 2021 to March 31 2022.

(2)Summary of share transactions is as follows:

	Period Ended March 31, 2022 (1)
	Shares	Value
Shares sold	2,990,000	$14,586,256
Shares redeemed	(220,000)	(1,007,864)
Variable fees	—	157
Net increase (decrease)	2,770,000	$13,578,549

12

The accompanying notes are an integral part of these financial statements.

SonicShares™ Global Shipping ETF

STATEMENT OF CHANGES IN NET ASSETS

Period Ended March 31, 2022 (1)

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$983,330
Net realized gain (loss) on investments and foreign currency transactions	1,109,838
Change in net unrealized appreciation/depreciation on investments and foreign currency transactions	1,921,698
Net increase (decrease) in net assets resulting from operations	4,014,866

Distributions to Shareholders:
Net distributions to shareholders	(836,600)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (2)	26,248,073
Total increase (decrease) in net assets	29,426,339

Net Assets:
Beginning of period	—
End of period	$29,426,339

(1)The Fund commenced operations on August 3, 2021. The information presented is from August 3, 2021 to March 31, 2022.

(2)Summary of share transactions is as follows:

	Period Ended March 31, 2022 (1)
	Shares	Value
Shares sold	1,050,000	$32,951,575
Shares redeemed	(200,000)	(6,715,407)
Variable fees	—	11,905
Net increase (decrease)	850,000	$26,248,073

13

The accompanying notes are an integral part of these financial statements.

SonicShares™ Airlines, Hotels, Cruise Lines ETF

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

Period Ended March 31, 2022 (1)

Net asset value, beginning of period	$5.00

Income from Investment Operations:
Net investment income (loss) (2)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.35)
Total from investment operations	(0.36)

Less Distributions:
From net investment income	—
Total distributions	—

Net asset value, end of period	$4.64
Total return (3)(4)	(7.13)%

Ratios / Supplemental Data:
Net assets, end of period (millions)	$12.9
Portfolio turnover rate (3)	30%
Ratio of expenses to average net assets (5)	0.75%
Ratio of net investment income (loss) to average net assets (5)	(0.21)%

(1)The Fund commenced operations on May 12, 2021. The information presented is from May 12, 2021 to March 31, 2022.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on the Fund’s net asset value.

(5)Annualized.

14

The accompanying notes are an integral part of these financial statements.

SonicShares™ Global Shipping ETF

Period Ended March 31, 2022 (1)

Net asset value, beginning of period	$25.00

Income from Investment Operations:
Net investment income (loss) (2)	2.30
Net realized and unrealized gain (loss) on investments	8.50
Total from investment operations	10.80

Less Distributions:
From net investment income	(1.18)
Total distributions	(1.18)

Net asset value, end of period	$34.62
Total return (3)(4)	43.59%

Ratios / Supplemental Data:
Net assets, end of period (millions)	$29.4
Portfolio turnover rate (3)	39%
Ratio of expenses to average net assets (5)	0.69%
Ratio of net investment income (loss) to average net assets (5)	11.51%

(1)The Fund commenced operations on August 3, 2021. The information presented is from August 3, 2021 to March 31, 2022.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on the Fund’s net asset value.

(5)Annualized.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

15

SonicShares ETFs

NOTE 1 – ORGANIZATION

The SonicShares™ Airlines, Hotels, Cruise Lines ETF and SonicShares™ Global Shipping ETF (each, a “Fund,” and collectively, the “Funds”) are non-diversified series of shares of beneficial interest of Tidal ETF Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on June 4, 2018 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of each Fund’s shares is registered under the Securities Act of 1933, as amended. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The SonicShares™ Airlines, Hotels, Cruise Lines ETF commenced operations on May 12, 2021 and the SonicShares™ Global Shipping ETF commenced operations on August 3, 2021.

The investment objective of the SonicShares™ Airlines, Hotels, Cruise Lines ETF is to seek to track the performance, before fees and expenses, of the Solactive Airlines, Hotels, Cruise Lines Index. The investment objective of SonicShares™ Global Shipping ETF is to seek to track the performance, before fees and expenses, of the Solactive Global Shipping Index (an “Index,” and together with the Solactive Airlines, Hotels, Cruise Lines Index, the “Indexes”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.Security Valuation. Equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Funds are open for business.

For securities for which quotations are not readily available, a fair value will be determined by the Valuation Committee using the Fair Value Procedures approved by the Trust’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Fair Value Procedures adopted by the Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value (“NAV”) of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –

Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

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The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2022:

SonicShares™ Airlines, Hotels, Cruise Lines ETF

Investments in Securities	Investments Measured at Net Asset Value	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$—	$12,800,784	$—	$—	$12,800,784
Preferred Stocks (1)	—	37,026	—	—	37,026
Short-Term Investments	—	12,504	—	—	12,504
Investments Purchased With Collateral From Securities Lending (2)	2,335,581	—	—	—	2,335,581
Total Investments in Securities	$2,335,581	$12,850,314	$—	$—	$15,185,895

SonicShares™ Global Shipping ETF

Investments in Securities	Investments Measured at Net Asset Value	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$—	$29,029,616	$—	$—	$29,029,616
Total Investments in Securities	$—	$29,029,616	$—	$—	$29,029,616

(1)See Schedule of Investments for the industry breakout.

(2)Certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

B.Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare as dividends in each calendar year at least 98.0% of their net investment income (earned during the calendar year) and at least 98.2% of their net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

As of March 31, 2022, the Funds did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains,

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and may include return of capital. Debt income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

E. Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Funds are declared and paid at least quarterly. Distributions to shareholders from net realized gains on securities, if any, for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G. Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. Each Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

H. Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.Illiquid Investments. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board-approved Liquidity Risk Management Program (the “Program”) that requires, among other things, that each Fund limit its illiquid investments that are assets to no more than 15% of the value of each Fund’s net assets. An illiquid investment is any security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If either Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the Program.

NOTE 3 – PRINCIPAL INVESTMENT RISKS

A.Airlines, Hotels and Cruise Lines Industry Risks (SonicShares™ Airlines, Hotels, Cruise Lines ETF Only).

•Airline Companies Risk. Airline Companies (as defined in the Fund’s Prospectus) may be adversely affected by a downturn in economic conditions. Due to the discretionary nature of business and leisure travel spending, coupled with the high debt and cost structure of the airline industry, a downturn in economic conditions of the U.S. economy and economies in other regions of the world that results in decreased demand for air travel may significantly and negatively affect the revenues and profitability of such industry. Airline Companies may also be significantly affected by changes in fuel prices, which may be very volatile. Due to the competitive nature of this industry, such companies may not be able to pass on increased fuel prices to customers by increasing fares. Airline Companies may also be significantly affected by the imposition of tariffs and/or changes in labor relations, insurance costs, and the imposition by the United States or other countries of taxes, tariffs or regulations applicable to airline travel, aircraft manufacturing, or aircraft sales. The trend in the United States

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has been to deregulate the transportation industry, which could have a favorable long- term effect, but future government decisions could adversely affect companies in this industry. Airline Companies may also be highly dependent on aircraft or related equipment from a small number of suppliers, and consequently, issues affecting the availability, reliability, safety, or longevity of such aircraft or equipment (e.g., the inability of a supplier to meet aircraft demand or the grounding of an aircraft due to safety concerns) may have a significant effect on the operations and profitability of Airline Companies. Airline Companies are subject to various risks that may cause significant losses, which include risks related to uncertainty in travel (due to global, regional or local events), passenger safety, security, and privacy, changing consumer demands, shortages of experienced personnel, consumer perception of risk (for example, due to terrorist attacks, pandemics, and political or social violence), and changing or increased regulations.

•Hotel Companies Risk. Hotel Companies (as defined in the Fund’s Prospectus) may be adversely affected by a downturn in economic conditions. Due to the discretionary nature of hotel spending, coupled with the high debt and cost structure of the hotel and lodging industry, a downturn in economic conditions of the U.S. economy and economies in other regions of the world that results in decreased demand for hotel accommodations may significantly and negatively affect the revenues and profitability of such industry. Hotel Companies may also be significantly affected by changes in labor relations, insurance costs, and the imposition of taxes, tariffs or regulations applicable to hospitality services and the purchase or sale of hotels or real estate. Companies in the hotel and lodging industry are subject to various risks that may cause significant losses, which includes risks related to uncertainty in travel (due to global, regional or local events), guest safety, security, and privacy, changing consumer demands, shortages of experienced personnel, consumer perception of risk (for example, due to terrorist attacks, pandemics, and political or social violence), and changing or increased regulations.

•Cruise Line Companies Risk. Cruise Line Companies (as defined in the Fund’s Prospectus) may be adversely affected by a downturn in economic conditions. Due to the discretionary nature of leisure travel and cruise spending, coupled with the high debt and cost structure of the cruise line industry, a downturn in economic conditions of the U.S. economy and economies in other regions of the world that results in decreased demand for cruises may significantly and negatively affect the revenues and profitability of such industry. Cruise Line Companies may also be significantly affected by changes in fuel prices, which may be very volatile. Due to the competitive nature of this industry, such companies may not be able to pass on increased fuel prices to customers by increasing fares. Cruise Line Companies may also be significantly affected by changes in labor relations, insurance costs, and the imposition by the United States or other countries of taxes, tariffs or regulations applicable to cruises, ship manufacturing or ship sales. Cruise Line Companies are subject to various risks that may cause significant losses, which includes risks related to uncertainty in travel (due to global, regional or local events), passenger safety, security, and privacy, changing consumer demands, shortages of experienced personnel, consumer perception of risk (for example, due to terrorist attacks, pandemics, and political or social violence), and changing or increased regulations.

B.Associated Risks of Investing in Global Shipping Companies (SonicShares™ Global Shipping ETF Only). Companies in the shipping industry may be adversely affected by various factors, including, among others, volatile fluctuations in the price and supply of fuels and raw materials, changes in seaborne transportation patterns, downturn in domestic and/or global economies, changes in domestic and/or global consumption patterns, changes in domestic and/or global manufacturing patterns, changes in global demand for particular products or resources, a decrease in international trade, natural disasters or events, weather delays, weather patterns and weather-related events, including hurricanes, pandemic diseases, the congestion, blockage or shutdown of key ports, channels, canals and shipping routes, commodity prices, taxes, tariffs, sanctions, trade wars, embargoes, enactment of adverse laws, rules and/or regulations, labor shortages, labor strikes, imposition of emissions standards and other environment-related rules and regulations, domestic or international politics and conflicts, including war or threat of war, computer and/or software malfunction, piracy, cyber attacks and terrorism. Any factor or factors adversely affecting companies in the shipping industry could have a significant adverse impact on the Fund’s performance.

C.Concentration Risk. Each Fund investments will be concentrated in an industry or group of industries to the extent each Fund’s Index is so concentrated. In such event, the value of shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries.

D.Currency Exchange Rate Risk (SonicShares™ Global Shipping ETF only). Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investments and the value of your Fund shares. Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the

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local currency value of securities in the Fund’s holdings goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar. The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include: national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning, and you may lose money.

E.Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. When the Funds invest in depositary receipts as a substitute for an investment directly in underlying foreign shares, the Funds are exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the underlying foreign shares.

F.Equity Market Risk. The equity securities held in each Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which each Fund invests. Common stocks, such as those held by the Funds, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

G.Exchange Traded Fund (“ETF”) Risks.

•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Funds have a limited number of financial institutions that are authorized to purchase and redeem shares directly from the Funds (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the bid-ask spread. The bid-ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Funds, asset swings in the Funds and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

•Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares will approximate each Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of the shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines. The market price of shares during the trading day, like the price of any exchange-traded security, includes a “bid-ask” spread charged by the exchange specialist, market makers, or other participants that trade the shares. In times of severe market disruption, the bid-ask spread can increase significantly. At those times, shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. Because securities held by the Funds may trade on foreign exchanges that are closed when the Funds’ primary listing exchange is open, the Funds are likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

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•Trading. Although shares are listed for trading on a national securities exchange, such as NYSE Acra, Inc. (the “Exchange”), and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500 during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in shares when extraordinary volatility causes sudden, significant swings in the market price of shares. There can be no assurance that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of each Fund’s underlying portfolio holdings, which can be significantly less liquid than shares.

H.Foreign Securities Risk. Certain foreign countries may impose exchange control regulations, restrictions on repatriation of profit on investments or of capital invested, local taxes on investments, and restrictions on the ability of issuers of non-U.S. securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Funds will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, the imposition of economic sanctions, different legal systems and laws relating to bankruptcy and creditors’ rights, and the potential inability to enforce legal judgments, all of which could cause the Funds to lose money on its investments in non-U.S. securities. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because non-U.S. securities may trade on days when shares are not priced, NAV may change at times when shares cannot be sold.

Foreign banks and securities depositories at which the Funds hold their foreign securities and cash may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight. Additionally, many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of each Fund’s investments.

For the period ended March 31, 2022, the SonicShares™ Global Shipping ETF earned foreign source income and paid foreign taxes of $1,098,174 and $60,186, respectively, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code. For the period ended March 31, 2022, the SonicShares™ Airlines, Hotels, Cruise Lines ETF did not earn any foreign source income.

I.Market Capitalization Risk

•Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

•Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

•Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

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J.Non-Diversification Risk. Because the Funds are “non-diversified,” they may invest a greater percentage of their assets in the securities of a single issuer or a smaller number of issuers than if they were diversified funds. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause each Fund’s overall value to decline to a greater degree than if the Funds held a more diversified portfolio. This may increase each Fund’s volatility and have a greater impact on each Fund’s performance.

K.REIT Risk (SonicShares™ Airlines, Hotels, Cruise Lines ETF Only). A REIT is a company that owns or finances income-producing real estate. Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters. REITs are subject to additional risks, including those related to adverse governmental actions; declines in property value and the real estate market; the potential failure to qualify for tax-free pass through of income; and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area, or a small number of property types. As a result, investments in REITs may be volatile. To the extent the Fund invests in REITs concentrated in specific geographic areas or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting such area or property types. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

L.Sector Risk. To the extent the Funds invest more heavily in particular sectors of the economy, their performance will be especially sensitive to developments that significantly affect those sectors. The Funds may invest a significant portion of their assets in the following sectors and, therefore, the performance of the Funds could be negatively impacted by events affecting each of these sectors.

•Consumer Discretionary Sector Risk (SonicShares™ Airlines, Hotels, Cruise Lines ETF Only). Hotel Companies and Cruise Line Companies are included within the consumer discretionary sector. The performance of the Fund could be negatively impacted by events affecting this sector. The success of consumer product manufacturers and retailers (including travel and leisure) is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability. Specific industry risks impacting Hotel Companies and Cruise Line Companies are set forth in “Hotel Companies Risk” and “Cruise Line Companies Risk” above.

•Energy Sector Risk (SonicShares™ Global Shipping ETF Only). Companies operating in the energy sector or issuers in energy-related industries are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas, or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing, or delivering; slowdowns in new construction; worldwide economic growth; extreme weather or other natural disasters; imposition of taxes, tariffs, sanctions or embargoes; domestic or international conflicts and threats of attack by terrorists, or cyber attacks, on energy assets. Additionally, energy sector companies are subject to substantial government regulation and changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies. Any factors adversely affecting companies in the energy sector could have a significant adverse impact on Global Shipping Companies and the Fund’s performance. Specific risks impacting Global Shipping Companies are set forth in “Associated Risks of Investing in Global Shipping Companies” above.

•Industrials Sector Risk (SonicShares™ Airlines, Hotels, Cruise Lines ETF Only). Airline Companies are included within the industrials sector. The performance of the Fund could be negatively impacted by events affecting this sector. The industrials sector may be affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors. Specific industry risks impacting Airline Companies are set forth in “Airline Companies Risk” above.

•Industrials Sector Risk (SonicShares™ Global Shipping ETF Only). Companies operating in the industrials sector or issuers in industrials-related industries may be significantly affected by, among other things, worldwide economic growth, changes in supply and demand for specific products and services, product obsolescence, rapid technological developments, international, political and economic developments, environmental issues, tax and governmental regulatory policies,

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claims for environmental damage or product liability and general economic conditions. Any factors adversely affecting companies in the industrials sector could have a significant adverse impact on Global Shipping Companies and on the Fund’s performance. Specific risks impacting Global Shipping Companies are set forth in “Associated Risks of Investing in Global Shipping Companies” above.

•Transportation Industry Risk (SonicShares™ Global Shipping ETF Only). Companies in the transportation industry, including companies engaged in the water transportation industry, may be adversely affected by economic changes, increases in fuel and operating costs, labor relations and insurance costs. Transportation companies may also be subject to significant government regulation and oversight, which may adversely affect their businesses.

M.Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended March 31, 2022, the following reclassification adjustments were made:

Fund Name	Paid-In Capital	Total Distributed (Accumulated) Earnings (Losses)
SonicShares™ Airlines, Hotels, Cruise Lines ETF	$ 51,298	$ (51,298)
SonicShares™ Global Shipping ETF	$1,267,336	$(1,267,336)

The reclassification adjustments relate primarily to redemption-in-kind gains.

N.Recently Issued Accounting Pronouncements. In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Management is currently assessing the potential impact of the new rule on the Fund’s financial statements.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions.Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently evaluating the impact, if any, of applying this provision.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Toroso Investments, LLC (the “Adviser”) serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Funds (the “Advisory Agreement”), and, pursuant to the Advisory Agreement, has overall responsibility for the general management and administration of the Funds, subject to the direction and oversight of the Board. The Adviser is also responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sales transactions, subject to the supervision of the Board.

Pursuant to the Advisory Agreement, the Funds pay the Adviser a unitary management fee (the “Management Fee”) based on the average daily net assets of each Fund as follows:

Name of Fund	Management Fee
SonicShares™ Airlines, Hotels, Cruise Lines ETF	0.75%
SonicShares™ Global Shipping ETF	0.69%

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Out of the Management Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, and all other related services necessary for the Funds to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Funds except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees, and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Excluded Expenses”), and the Management Fee payable to the Adviser. The Management Fees incurred are paid monthly to the Adviser.

Tidal ETF Services LLC (“Tidal”), an affiliate of the Adviser, serves as the Funds’ administrator and, in that capacity, performs various administrative and management services for the Funds. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Funds’ sub-administrator, fund accountant and transfer agent. In those capacities Fund Services performs various administrative and accounting services for the Funds. Fund Services prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Funds’ custodian. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ custodian. The Custodian acts as the securities lending agent (the “Securities Lending Agent”) for SonicShares™ Airlines, Hotels, Cruise Lines ETF.

Foreside Fund Services, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser and Fund Services. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Funds.

NOTE 5 – SECURITIES LENDING

The SonicShares™ Airlines, Hotels, Cruise Lines ETF may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Securities Lending Agent. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least the market value of the securities loaned by the SonicShares™ Airlines, Hotels, Cruise Lines ETF. The SonicShares™ Airlines, Hotels, Cruise Lines ETF receives compensation in the form of fees and earned interest on the cash collateral. Due to timing issues of when a security is recalled from loan, the financial statements may differ in presentation. The amount of fees depends on a number of factors including the type of security and length of the loan. The SonicShares™ Airlines, Hotels, Cruise Lines ETF continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the SonicShares™ Airlines, Hotels, Cruise Lines ETF. The SonicShares™ Airlines, Hotels, Cruise Lines ETF has the right under the terms of the securities lending agreements to recall the securities from the borrower on demand.

As of March 31, 2022, the market value of the securities on loan and payable on collateral received for securities lending were as follows:

Fund	Market Value of Securities on Loan	Payable on Collateral Received	Percentage of Net Assets of Securities on Loan
SonicShares™ Airlines, Hotels, Cruise Lines ETF	$2,301,414	$2,335,581	17.9%

The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC, of which the investment objective is to seek to maximize income to the extent consistent with the preservation of capital and liquidity and maintain a stable NAV of $1.00. Although risk is mitigated by the collateral, the SonicShares™ Airlines, Hotels, Cruise Lines ETF could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the SonicShares™ Airlines, Hotels, Cruise Lines ETF bears the risk of loss associated with the investment of cash collateral received.

NOTES TO FINANCIAL STATEMENTS March 31, 2022 (Continued)

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SonicShares ETFs

During the period ended March 31, 2022, the SonicShares™ Airlines, Hotels, Cruise Lines ETF loaned securities that were collateralized by cash. The cash collateral received was invested in the Mount Vernon Liquid Asset Portfolio, LLC as listed in the SonicShares™ Airlines, Hotels, Cruise Lines ETF’s Schedule of Investments. Securities lending income is disclosed in the SonicShares™ Airlines, Hotels, Cruise Lines ETF’s Statement of Operations.

The SonicShares™ Global Shipping ETF did not lend securities during the period ended March 31, 2022.

The Funds are not subject to a master netting agreement with respect to each Fund’s participation in securities lending; therefore, no additional disclosures regarding netting arrangements are required.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the period ended March 31, 2022, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, U.S. government securities, and in-kind transactions were as follows:

Fund	Purchases	Sales
SonicShares™ Airlines, Hotels, Cruise Lines ETF	$2,510,876	$2,141,422
SonicShares™ Global Shipping ETF	8,140,233	5,828,207

For the period ended March 31, 2022, there were no purchases or sales of long term U.S. Government securities for the Funds.

For the period ended March 31, 2022, in-kind transactions associated with creations and redemptions for the Funds were as follow:

Fund	Purchases	Sales
SonicShares™ Airlines, Hotels, Cruise Lines ETF	$14,134,496	$958,303
SonicShares™ Global Shipping ETF	29,852,292	6,162,764

NOTE 7 – INCOME TAXES AND DISTRIBUTONS TO SHAREHOLDERS

The Funds are subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations. The amount and character of tax basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at the fiscal year-end; accordingly, tax basis balances have not been determined for the period ended March 31, 2022. Differences between the tax cost of investments and the cost noted in the Schedule of Investments will be determined at fiscal year-end. The tax character of distributions paid during the period ended March 31, 2022 (estimated), was as follows:

Distributions paid from:	SonicShares™ Airlines, Hotels, Cruise Lines ETF	SonicShares™ Global Shipping ETF
Ordinary income	$ —	$836,600

As of the most recent fiscal period ended March 31, 2022, the components of accumulated earnings/(losses) on a tax basis were as follows:

	SonicShares™ Airlines, Hotels, Cruise Lines ETF	SonicShares™ Global Shipping ETF
Cost of investments (3)	$15,877,732	$27,255,344
Gross tax unrealized appreciation	628,594	2,790,920
Gross tax unrealized depreciation	(1,320,430)	(1,015,648)
Net tax unrealized appreciation (depreciation)	(691,836)	1,775,272
Undistributed ordinary income (loss)	—	137,520
Undistributed long-term capital gain (loss)	—	—
Total distributable earnings	—	137,520
Other accumulated gain (loss)	(75,587)	(1,862)
Total accumulated gain (loss)	(767,423)	1,910,930

(3)The difference between book and tax-basis cost of investments was attributable primarily to the treatment of wash sales.

NOTES TO FINANCIAL STATEMENTS March 31, 2022 (Continued)

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SonicShares ETFs

Net capital losses incurred after October 31 and net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Funds’ next taxable year. The SonicShares™ Airlines, Hotels, Cruise Lines ETF commenced operations on May 12, 2021 and the SonicShares™ Global Shipping ETF commenced operations on August 3, 2021, therefore, the Funds had no late year losses, no post-October losses. As of the most recent fiscal period ended March 31, 2022, the SonicShares™ Airlines, Hotels, Cruise Lines ETF and SonicShares™ Global Shipping ETF had short-term capital loss carryovers of $73,947 and $1,862, respectively, which do not expire.

NOTE 8 – CREDIT FACILITY

U.S. Bank N.A. has made available to the SonicShares™ Airlines, Hotels, Cruise Lines ETF a credit facility pursuant to a Loan Agreement for temporary or extraordinary purposes. Credit facility details for the period ended March 31, 2022, are as follows:

SonicShares™ Airlines, Hotels, Cruise Lines ETF
Maximum available credit	$50,000,000
Largest amount outstanding on an individual day	—
Average daily loan outstanding	—
Credit facility outstanding as of March 31, 2022	—
Average interest rate	—

Interest expense incurred for the period ended March 31, 2022 is disclosed in the Statement of Operations, if applicable.

NOTE 9 – SHARE TRANSACTIONS

Shares of the Funds are listed and traded on the Exchange. Market prices for the shares may be different from their NAV. The Funds issue and redeem shares on a continuous basis at NAV generally in large blocks of shares (“Creation Units”). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the SonicShares™ Airlines, Hotels, Cruise Lines ETF is $500 and for the SonicShares™ Global Shipping ETF is $750, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units and Redemption Units for Funds of up to a maximum of 2% of the value of the Creation Units and Redemption Units subject to the transaction. Variable fees received by the Funds, if any, are disclosed in the capital shares transactions section of the Statements of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

NOTE 10 – RECENT MARKET EVENTS

U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic and related public health crisis, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, rising inflation, trade tensions, and the threat of tariffs imposed by the U.S. and other countries. In particular, the global spread of COVID-19 has resulted in disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Health crises and related political, social and economic disruptions caused by the spread of COVID-19 may also exacerbate other pre-existing political, social and economic risks in certain countries. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia,

NOTES TO FINANCIAL STATEMENTS March 31, 2022 (Continued)

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SonicShares ETFs

the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS March 31, 2022 (Continued)

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SonicShares ETFs

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
SonicShares Airlines, Hotels, Cruise Lines ETF and
SonicShares Global Shipping ETF and
The Board of Trustees of
Tidal ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SonicShares Airlines, Hotels, Cruise Lines ETF (“Airlines, Hotels, Cruise Lines ETF”) and SonicShares Global Shipping ETF (“Global Shipping ETF”) (collectively the “Funds”), each a series of Tidal ETF Trust (the “Trust”), including the schedules of investments, as of March 31, 2022, and with respect to Airlines, Hotels, Cruise Lines ETF, the related statement of operations, the statement of changes in net assets and the financial highlights for period May 12, 2021 (commencement of operations) to March 31, 2022, and with respect to Global Shipping ETF, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period August 3, 2021 (commencement of operations) to March 31, 2022 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2022, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2018.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and brokers or through other appropriate auditing procedures when replies from brokers were unable to be obtained. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 26, 2022

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SonicShares ETFs

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of the Funds’ shares, and (2) ongoing costs, including management fees of the Funds. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from October 1, 2021 to March 31, 2022.

Actual Expenses

The first line of the following tables provides information about actual account values and actual expenses. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The examples include, but are not limited to, unitary fees. However, the examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of the Funds’ shares. Therefore, the second line of the following tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

SonicShares™ Airlines, Hotels, Cruise Lines ETF

	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Expenses Paid During the Period October 1, 2021 – March 31, 2022 (1)
Actual	$1,000.00	$948.30	$3.64
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.19	$3.78

(1)Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.75%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the most recent six-month period).

SonicShares™ Global Shipping ETF

	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Expenses Paid During the Period October 1, 2021 – March 31, 2022 (2)
Actual	$1,000.00	$1,268.50	$3.90
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.49	$3.48

(2)Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.69%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the most recent six-month period).

EXPENSE EXAMPLES For the Six-Months Ended March 31, 2022 (Unaudited)

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In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), Tidal ETF Trust (the “Trust”), on behalf of its series, the SonicShares™ Airlines, Hotels, Cruise Lines ETF and SonicShares™ Global Shipping ETF, has adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management for the Funds and to protect the Funds’ shareholders from dilution of their interests. The Trust’s Board of Trustees (the “Board”) has approved the designation of Toroso Investments, LLC, the Funds’ investment adviser, as the program administrator (the “Program Administrator”). The Program Administrator has further delegated administration of the Program to a Program Administrator Committee composed of certain Trust officers. The Program Administrator is required to provide a written annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquid investment minimum, if applicable, and any material changes to the Program.

On November 23, 2021, the Board reviewed the Program Administrator’s written annual report for the period October 1, 2020 through September 30, 2021 (the “Report”). The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The risk is managed by monitoring the degree of liquidity of a Fund’s investments, limiting the amount of illiquid investments and utilizing various risk management tools and facilities available to a Fund, among other means. The Trust has engaged the services of ICE Data Services, a third-party vendor, to provide daily portfolio investment classification services to assist in the Program Administrator’s assessment. The Report noted that no material changes had been made to the Program during the review period. The Program Administrator determined that the Program is adequately designed and operating effectively.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

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TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees (1)
Mark H.W. Baltimore c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1967	Trustee	Indefinite term; since 2018	Co-Chief Executive Officer, Global Rhino, LLC (asset management consulting firm) (since 2018); Chief Business Development Officer, Joot (asset management compliance services firm) (since 2019); Chief Executive Officer, Global Sight, LLC (asset management distribution consulting firm) (2016-2018)	30	None
Dusko Culafic c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1958	Trustee	Indefinite term; since 2018	Retired (since 2018); Senior Operational Due Diligence Analyst, Aurora Investment Management, LLC (2012–2018).	30	None
Eduardo Mendoza c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1966	Trustee	Indefinite term; since 2018	Executive Vice President - Head of Capital Markets & Corporate Development, Credijusto (financial technology company) (since 2017); Founding Partner / Capital Markets & Head of Corporate Development, SQN Latina (specialty finance company) (2016–2017).	30	None
Interested Trustee and Executive Officer
Eric W. Falkeis (2) c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1973	President, Principal Executive Officer, Trustee, Chairman, and Secretary	President and Principal Executive Officer since 2019, Indefinite term; Trustee, Chairman, and Secretary since 2018, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013-2018) and Direxion Advisors, LLC (2017-2018).	30

Tidal ETF Trust II
(since 2022); Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (27 series) (since 2011); Interested Trustee, Direxion Funds, Direxion Shares ETF Trust, and Direxion Insurance Trust (2014–2018).

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TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Executive Officers
Daniel H. Carlson c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1955	Treasurer, Principal Financial Officer, Principal Accounting Officer, and AML Compliance Officer	Indefinite term; since 2018	Chief Financial Officer, Chief Compliance Officer, and Managing Member, Toroso Investments, LLC (since 2012).	Not Applicable	Not Applicable
William H. Woolverton, Esq. c/o Cipperman Compliance Services, LLC 480 E. Swedesford Road, Suite 220 Wayne, Pennsylvania 19087 Born: 1951	Chief Compliance Officer	Indefinite term; since 2021

Senior Compliance Advisor, Cipperman Compliance Services, LLC (since 2020); Operating Partner, Altamont Capital Partners (private equity firm) (2021 to present); Managing Director and Head of Legal – US, Waystone (global governance solutions) (2016 to 2019).

				Not Applicable	Not Applicable
Ally L. Mueller c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1979	Assistant Treasurer	Indefinite term; since 2022	Head of ETF Launches and Finance Director, Tidal ETF Services LLC (since 2019).	Not Applicable	Not Applicable
Cory R. Akers c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 Born: 1978	Assistant Secretary	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2006).	Not Applicable	Not Applicable

(1)All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer, Chairman and Secretary of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, an affiliate of the Adviser.

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QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the period ended March 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

SonicShares™ Airlines, Hotels, Cruise Lines ETF	0.00%
SonicShares™ Global Shipping ETF	81.73%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended March 31, 2022, was as follows:

SonicShares™ Airlines, Hotels, Cruise Lines ETF	0.00%
SonicShares™ Global Shipping ETF	0.41%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the period ended March 31, 2022, was as follows:

SonicShares™ Airlines, Hotels, Cruise Lines ETF	0.00%
SonicShares™ Global Shipping ETF	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (833) 378-0717 or by accessing the Funds’ website at www.sonicshares.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the SonicShares™ Airlines, Hotels, Cruise Lines ETF voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (833) 378-0717 or by accessing the SEC’s website at www.sec.gov. When available, information regarding how the SonicShares™ Global Shipping ETF voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available upon request without charge by calling (833) 378-0717 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds’ portfolio holdings are posted on the Funds’ website daily at www.sonicshares.com. The Funds file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling (833) 378-0717. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited)

Information regarding how often shares of the Funds trade on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily NAV is available, without charge, on the Funds’ website at www.sonicshares.com.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (833) 378-0717. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.sonicshares.com.

ADDITIONAL INFORMATION

Investment Adviser
Toroso Investments, LLC
898 N. Broadway, Suite 2
Massapequa, New York 11758

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Fund Administrator
Tidal ETF Services, LLC
898 N. Broadway, Suite 2
Massapequa, New York 11758

Transfer Agent, Fund Accountant and Fund Sub-Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Fund Information
Fund	Ticker	CUSIP
SonicShares™ Airlines, Hotels, Cruise Lines ETF	TRYP	886364728
SonicShares™ Global Shipping ETF	BOAT	886364645

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Dusko Culafic is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

SonicShares™ Airlines, Hotels, Cruise Lines ETF

FYE 03/31/2022
Audit Fees	$12,500
Audit-Related Fees	N/A
Tax Fees	$2,500
All Other Fees	N/A

SonicShares™ Global Shipping ETF

FYE 03/31/2022
Audit Fees	$12,500
Audit-Related Fees	N/A
Tax Fees	$2,500
All Other Fees	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Non-Audit Related Fees	FYE 03/31/2022
Registrant	N/A
Registrant’s Investment Adviser	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two year.

Non-Audit Related Fees	FYE 03/31/2022
Registrant	N/A
Registrant’s Investment Adviser	N/A

The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each President/Principal Executive Officer and Treasurer/Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal ETF Trust

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	June 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	June 2, 2022

By (Signature and Title)*	/s/ Daniel H. Carlson
Daniel H. Carlson, Treasurer/Principal Financial Officer

Date	June 2, 2022

* Print the name and title of each signing officer under his or her signature.